UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                          August 26, 2005 (August 24, 2005)

                        Commission File Number: 000-27237

                                 GENETHERA, INC.
             (Exact name of registrant as specified in its charter)

            Florida                                          66-0622463
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                       identification number)

                                 3930 Youngfield
                              Wheat Ridge, CO 80033
                    (Address of principal executive offices)

                                 (303) 463-6371
              (Registrant's telephone number, including area code)

Item 5.02. Departure of Directors or Principal Officers

      On August 25, 2005, at a meeting of the board of directors of GeneThera, Inc. (the "Company), Richard W. Bryans, Jr. was removed from the Company's Board of Directors. The vacancy created by the departure of Mr. Bryans will be filled at the next election of directors. Mr. Bryans was previously removed as the Company's General Counsel as of July 29, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date August 26, 2005

                           By: /s/ Dr. Tony Milici
                               -------------------------------------------------
                               Dr. Tony Milici
                               Chief Executive Officer and Chairman of the Board